As filed with the Securities and Exchange Commission on June 28, 2010

Securities Act File No. 333-_________
Investment Company Act File No. 811-_________

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒  Registration Statement under the Securities Act of 1933
☐Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
 ☒ Registration Statement under the Investment Company Act of 1940
☐ Amendment No.

DESTRA U.S. LIQUIDITY ALPHA AND INCOME FUND
(Exact Name of Registrant as Specified in Charter)

2 S. 406 Seneca Drive
Wheaton, Illinois 60189
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 853-3300

Nicholas Dalmaso
Destra Capital Management LLC
2 S. 406 Seneca Drive
Wheaton, Illinois 60189

(Name and Address of Agent for Service)

Copies to:

Thomas A. Hale Skadden, Arps, Slate, Meagher & Flom LLP 155 N. Wacker Drive Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is
.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	50,000 Shares	$20.00	$1,000,000	$71.30

(1)   Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SUBJECT TO COMPLETION DATED JUNE 28, 2010

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

                             Shares

Destra U.S. Liquidity Alpha and Income Fund

Common Shares
$[   ] per Share

Investment Objective. Destra U.S. Liquidity Alpha and Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.  The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains.  The Fund cannot ensure that it will achieve its investment objective.

Investment Policies. The Fund has been developed on the premise that investment returns are composed of both “Beta” (returns due to investment exposure to a market sector or index) and “Alpha” (returns due to portfolio manager skill).  The Fund will seek to achieve its investment objective by (i) investing in an equity portfolio employing a proprietary liquidity algorithm which seeks to outperform over time (i.e., add positive Alpha) the return of the Russell 3000 Index (the “Target Index”) (i.e., the Beta measurement) with a level of risk equal to or less than the Target Index and (ii) writing (selling) call options on a portion of the equities in the Fund’s portfolio.

The Fund’s equity strategy sub-adviser uses a proprietary strategy to select portfolio securities that seeks to capture a unique source of equity return based on the liquidity premium that is not captured by other traditional investment styles. The Fund’s equity strategy sub-adviser seeks to identify the liquidity premium among the public equity markets and to capture this premium using a liquid investment strategy that seeks to exploit relative liquidity and behavioral anomalies among fundamentally strong, publicly-traded equities.  Portfolio selections are made by analyzing a security’s liquidity metrics (turnover, trading volume, etc.) relative to its fundamentals as the principal measures of relative liquidity.  The Fund’s equity strategy sub-adviser uses these observable, relative liquidity measures to produce position weightings for a portfolio which invests more heavily in securities that have strong fundamentals but are traded less than securities with comparable fundamentals.  The Fund may invest in equity securities of U.S. issuers of all categories of market capitalization.

In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.  The Fund will write call options on a portion of the Fund’s portfolio of equity securities.  The Fund’s Option Strategy will be adjusted over time in response to market conditions.  (continued on inside front cover)

Investing in the Fund’s common shares involves certain risks.  See “ Risks” beginning on page [ ] of this prospectus.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds (before expenses) to the Fund(3)	$	$
  (see notes on following page)

The underwriters expect to deliver the Fund’s common shares to purchasers on or about                 , 2010.

(notes from previous page)

(1)
The Fund has granted the underwriters an option to purchase up to an additional                 common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $          , $            and $              , respectively.  See “Underwriting.”

(2)
The Investment Adviser and the Sub-Advisers (and not the Fund) have agreed to pay from their assets a structuring fee to [           ].  The Investment Adviser and the Sub-Advisers also may pay certain qualifying Underwriters a marketing and structuring fee, additional compensation or a sales incentive fee in connection with the offering.  Also, as described in footnote (3) below, up to [ ]% of the public offering price of the securities sold in this offering may be paid by the Fund to [             ]  as compensation for the distribution services it provides to the Fund.  See “Underwriting.”

(3)
Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $[ ], which represents $[ ] per common share issued.  The Investment Adviser and the Sub-Advisers have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $[ ] per common share.  To the extent that aggregate offering expenses are less than $[ ] per common share, up to [ ]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to [       ] as reimbursement for the distribution services it provides to the Fund.  [             ] is an affiliate of the Investment Adviser.  See “Underwriting”

(continued from previous page)

No Prior Trading History.  Because the Fund is newly organized, its common shares have no history of public trading.  Shares of closed-end funds frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering.

Investment Adviser and Sub-Advisers.  Destra Advisors LLC (the “Investment Adviser”) serves as the Fund’s investment adviser.  Zebra Capital Management, LLC (the “Equity Strategy Sub-Adviser” or “Zebra Capital”) serves as the Fund’s investment sub-adviser responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities.  Aviva Investors North America, Inc. (the “Option Strategy Sub-Adviser” or “Aviva Investors”) serves as the Fund’s investment sub-adviser responsible for the Fund’s Option Strategy.  The Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser are referred to collectively in this Prospectus as the “Sub-Advisers.”

Listing.  The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “[ ],” subject to notice of issuance.

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference.  A Statement of Additional Information, dated                , 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this Prospectus, or request other information about the Fund (including the annual and semi-annual reports)or make shareholder inquiries by calling [       ] or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).  Free copies of the Fund’s reports and its Statement of Additional Information will also be available from the Fund’s web site at www.destracapital.com.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

TABLE OF CONTENTS

Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective and Policies
Investment Strategy
Use of Financial Leverage
Risks
Management of the Fund
Net Asset Value
Distributions
Dividend Reinvestment Plan
Description of Capital Structure
Anti-Takeover and Other Provisions in the Fund’s Governing Documents
Closed-End Fund Structure
Repurchase of Common Shares; Conversion to Open-End Fund
Taxation
Underwriting
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent
Legal Matters
Independent Registered Public Accounting Firm
Additional Information
Privacy Principles of the Fund
Table of Contents of the Statement of Additional Information

Until                        , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY
This is only a summary of information contained elsewhere in this Prospectus.  This summary does not contain all of the information that you should consider before investing in the Fund’s common shares.  You should carefully read the more detailed information contained in this Prospectus and the Statement of Additional Information, dated                     , 2010 (the “SAI”), especially the information set forth under the headings “Investment Objective  and Policies” and “Risks,” prior to making an investment in the Fund.

The Fund
Destra U.S. Liquidity Alpha and Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Destra Advisors LLC (the “Investment Adviser”) serves as the Fund’s investment adviser.  Zebra Capital Management, LLC (the “Equity Strategy Sub-Adviser” or “Zebra Capital”) serves as the Fund’s investment sub-adviser responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities. Aviva Investors North America, Inc. (the “Option Strategy Sub-Adviser” or “Aviva Investors”) serves as the Fund’s investment sub-adviser responsible for the Fund’s Option Strategy (as defined in this Prospectus). The Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser are referred to collectively in this Prospectus as the “Sub-Advisers.”

The Offering
The Fund is offering common shares of beneficial interest, par value $.01 per share, at $[ ] per share through a group of underwriters (the “Underwriters”) led by [          ].  The Fund’s common shares of beneficial interest are called “Common Shares” and holders of Common Shares are called “Common Shareholders” in this Prospectus.  You must purchase at least 100 Common Shares ($[ ]) in order to participate in the offering.  The Fund has given the Underwriters an option to purchase up to                   additional Common Shares to cover over-allotments, if any.  See “Underwriting.” The Investment Adviser and Sub-Advisers have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $[ ] per Common Share.

Investment Objective and Strategies
The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains.  The Fund cannot ensure that it will achieve its investment objective.

The Fund has been developed on the premise that investment returns are composed of both “Beta” (returns due to investment exposure to a market sector or index) and “Alpha” (returns due to portfolio manager skill).  The Fund will seek to achieve its investment objective by (i) investing in an equity portfolio employing a proprietary liquidity algorithm which seeks to outperform over time (i.e., add positive Alpha) the return of the Russell 3000 Index (the “Target Index”) (i.e., the Beta measurement) with a level of risk equal to or less than the Target Index and (ii) writing (selling) call options on a portion of the equities in the Fund’s portfolio.

Equity Strategy
The Fund will seek to achieve its investment objective by investing in a diversified portfolio of U.S. equity securities.  The Equity Strategy Sub-Adviser uses its proprietary “Liquidity Return Strategy” to select portfolio securities that seeks to capture a unique source of equity return based on the liquidity premium that is not captured by other traditional investment styles. The Equity Strategy Sub-Adviser seeks to identify the liquidity premium among the public equity markets and to capture this premium using a liquid investment strategy that seeks to exploit relative liquidity and behavioral anomalies among fundamentally strong, publicly-traded equities.  Portfolio selections are made by analyzing a security’s liquidity metrics (turnover, trading volume, etc.) relative to its fundamentals as the principal measures of relative liquidity. The Equity Strategy Sub-Adviser uses these observable, relative liquidity measures to produce position weightings for a portfolio which invests more heavily in securities that have strong fundamentals but are traded less than securities with comparable fundamentals.   The Fund may invest in equity securities of U.S. issuers of all categories of market capitalization.

The Liquidity Return Strategy seeks to generate higher returns over time than the Target Index.   Such higher returns are driven by three primary factors: (1) less liquid securities generally trade at a discount relative to their fundamentals; (2) individual securities move in and out of favor, reverting toward mean liquidity trends over time; and (3) a benefit from general worldwide increases in the liquidity of markets.

The Liquidity Return Strategy is pro-fundamental and anti-glamour in-terms of the securities it favors. The decision to sell a security is typically based on deteriorating fundamentals, increased trading activity relative to company fundamentals, or the belief that better relative liquidity investment opportunities exist in other securities.

Option Strategy
In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) on a portion of the Fund’s equity securities portfolio to seek to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders.

The Fund expects initially to write primarily exchange-listed call options on individual equities held in the Fund's portfolio (rather than options on equity indices), primarily with shorter maturities (typically two to six months until expiration) and primarily at exercise prices approximately equal to or slightly above the current stock price when written. When an option-writing program is established for a particular equity security, options will typically be written on a portion of the Fund’s total position in such security, which may allow for upside potential. If the price of an equity security increases, the Fund will normally look to buy back the call options written and to sell new call options at higher exercise prices (up to the target price for such security determined by the Equity Strategy Sub-Adviser) on a greater number of shares. When the price of an equity security moves to or above its target price, the Equity Strategy Sub-Adviser will evaluate the equity position and option-writing program with respect to such security and determine whether to raise its target price and continue to hold the security and write covered call options or, alternatively, whether to deliver the security in settlement of the option position or otherwise exit the position by buying back the options written and selling the security. If the price of an equity security declines, the Fund will normally seek to buy back the call options written and to sell new call options at lower exercise prices on fewer shares. The Fund will seek to execute option rolls (as described above) such that the premium received from writing new options generally exceeds the amounts paid to close the positions being replaced. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph. The Option Strategy Sub-Adviser will vary the Option Strategy over time in response to market conditions.

Investment Rationale
The Fund will be the first closed-end investment company to offer exposure to Zebra Capital’s Liquidity Return Strategy, which exploits the liquidity premium among listed, public equities.  For over thirty years, academic literature has supported the theory that less liquid assets offer higher returns than more liquid assets; however, the liquidity premium is most commonly associated with asset classes with absolute illiquidity, such as private equity, real estate, and venture capital.  Zebra Capital was the first to identify the liquidity premium among the public equity markets, and, more importantly, the first to establish a liquid investment strategy that captures this premium.

Zebra Capital also believes that fundamentals drive security prices in the long-run, though price dislocations can occur due to human behavior, fear and emotions.  It is Zebra Capital’s belief that a disciplined investment approach, rooted in fundamentals and backed by extensive research, can best realize profits. The Liquidity Return Strategy is designed to capture returns from these price dislocations systematically, across varying investment horizons, while still being guided by fundamental measures.

The Investment Adviser believes that a strategy combining the Liquidity Return Strategy with a systematic program of covered call option writing can provide potentially attractive long-term returns. The Investment Adviser further believes that a strategy of owning equity securities in conjunction with writing covered call options on a portion of the Fund’s portfolio securities should generally provide returns that are superior to simply owning the same equity securities under three different equity market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Investment Adviser's opinion, only in more strongly rising equity markets would the equities-plus-covered calls strategy generally be expected to under-perform the equity securities held by the Fund.

The Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser believe that by coordinating their activities, they will be able to achieve the Fund's investment objective. In particular, the Equity Strategy Sub-Adviser's active management style seeks to complement the Option Strategy Sub-Adviser's systematic option methodology.  The Fund's Option Strategy will seek to achieve a high level of net option premiums, while maintaining the potential for capital appreciation in each security on which options are written up to a defined target price for that security as determined by the Equity Strategy Sub-Adviser.

Other Investment Practices
Strategic Transactions.  In addition to the Option Strategy, the Fund may invest up to 20% of its total assets in other derivative instruments and transactions, for investment purposes, such as seeking to earn income or gain exposure to securities, securities markets and/or markets indices, to facilitate portfolio management or for hedging or risk management purposes. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options on futures, and/or enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”).  Among other derivative strategies, the Fund may purchase put options on the S&P 500 Index, the S&P MidCap 400 Index, any other broad-based securities index deemed suitable for this purpose, and/or on individual equities held in its portfolio or use other derivative instruments in order to help protect against a decline in the value of its portfolio securities. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

Temporary Defensive Investments.  The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund’s assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial and/or option premiums are, in the opinion of the Investment Adviser, very small and unattractive.  The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.  See “Investment Objective and Policies—Temporary Defensive

Investments.”

Short Sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  The Fund may also make short sales “against the box,” in which the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. See “Investment Objective and Policies—Certain Other Investment Practices—Short Sales.”

Repurchase Agreements.  The Fund may enter into repurchase agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  See “Investment Objective and Policies—Certain Other Investment Practices—Repurchase Agreements.”

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash.  At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.”  See “Investment Objective and Policies—Certain Other Investment Practices—Reverse Repurchase Agreements.”

Loans of Portfolio Securities.  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.  See “Investment Objective and Policies—Certain Other Investment Practices—Loans of Portfolio Securities” in this prospectus and “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.  See “Investment Objective and Policies—Certain Other Investment

Practices—When Issued, Delayed Delivery Securities and Forward Commitments.”

Other Investment Funds.  The Fund may invest up to [10%] of its total assets in securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly.

Management of the Fund
Investment Adviser. Destra Advisors LLC serves as the Fund’s investment adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”).

Equity Strategy Sub-Adviser. Zebra Capital Management, LLC serves as the Equity Strategy Sub-Adviser responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities pursuant to an investment sub-advisory agreement between the Investment Adviser and Zebra Capital (the “Equity Strategy Sub-Advisory Agreement”).  Zebra Capital was founded in 2001 by Roger Ibbotson and Zhiwu Chen. Zebra Capital is a leading-edge asset manager specializing in managing both fundamentally-based and quantitatively-driven equity strategies through a range of fund vehicles. Zebra Capital's investment approach is rooted in a comprehensive research platform upon which all of its investment strategies are developed and continuously refined. Zebra Capital’s more than eight years of fund management experience demonstrates its ability to generate attractive returns with limited correlation to market indices.

Option Strategy Sub-Adviser. Aviva Investors North America, Inc. serves as the Option Strategy Sub-Adviser responsible for the Fund’s Option Strategy pursuant to an investment sub-advisory agreement between the Investment Adviser and Aviva Investors (the “Option Strategy Sub-Advisory Agreement”).  Headquartered in Des Moines, Iowa, with offices in New York and Chicago, Aviva Investors is a premier investment advisor specializing in institutional, income-driven asset management for life insurance and annuity companies, pension plans, foundations, endowments and other institutional clients.  Aviva Investors is wholly-owned by Aviva plc, the world's fifth-largest insurance group and the largest insurance services provider in the United Kingdom. While the Aviva name was adopted in July 2002, its corporate lineage goes back more than 300 years. The Aviva group includes leading financial companies across the globe, currently operating in 27 countries and serving 45 million customers worldwide. Through a team of 57,000 employees, Aviva plc continues to expand solutions for clients across a wide range of financial services including long-term savings, asset management and general insurance.  Aviva plc and its affiliates have developed their expertise in managing client assets, which total approximately [$335 billion] across a range of equity, fixed income, alternative, real estate and money market funds.
Distributions
Commencing with the Fund's first distribution, the Fund intends to make regular monthly distributions to Common Shareholders based upon the Fund's projected annual cash available from option premiums and dividends. For distribution purposes, "cash available from option premiums and dividends" will consist of the total proceeds of options sales plus dividends and interest received, less amounts paid to purchase options and Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45-60 days and paid approximately 60-90 days after the completion of this offering, depending on market conditions.

The Fund's annual cash available from options premiums and dividends will likely differ from annual net investment income.  The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund.  Expenses of the Fund will be accrued each day.  Over time, all of the Fund's investment company taxable income will be distributed.  In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).  To the extent that that Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required.  If the Fund's total monthly distributions in any year exceed the amount of its net investment income and net capital gain for the year, any such excess would be characterized as a return of capital.  Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from options premiums and dividends.  As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available from options premiums and dividends for that month.  In such circumstances, the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.

Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

Dividend Reinvestment Plan
If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless an election is made to receive distributions from the Fund in cash, Common Shareholders will automatically have all distributions reinvested in Common Shares through the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial advisor for more information.  See “Dividend Reinvestment Plan.”

Listing and Symbol	The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “[ ],” subject to notice of issuance.
Risks
No Operating History.  The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  The Fund is intended for investors seeking long-term capital appreciation and a high level of current income and current gains.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk.  An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Investment Adviser has applied to the SEC for registration as a registered investment adviser under the Investment Advisers Act of 1940, as amended.  The Investment Adviser has not previously served as an investment adviser to a registered investment company.

Equity Securities Risks. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.

Common Stock Risk.  In addition to the equity securities risks described above, common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock Risks.  Preferred stocks may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not yet received such income. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s total assets may include investments in non-cumulative preferred stocks, under which the issuer does not have an obligation to make up any arrears to its stockholders. Should an issuer of non-cumulative preferred stock held by the Fund determine not to pay dividends on such a security, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable or paid. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments. Because preferred stocks are generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of such instruments than senior debt securities with similarly stated yield characteristics. Preferred stocks may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Generally, preferred stockholders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the security holders generally may elect a number of directors to the issuer’s board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred stocks may redeem the securities prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risks.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.  The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Equity Strategy Sub-Adviser’s outlook for the market value for such security and the security into which it converts.

Middle- and Small-Capitalization Risk. The Fund may invest in equity securities of U.S. issuers of all categories of market capitalizations, including issuers with middle- and small-capitalizations.  Investments in mid-cap and small-cap companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap and small-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Mid-cap and small-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.  In addition, securities of middle- and small-capitalization companies may not be widely followed by the investment community, which may result in reduced demand for these securities.

Investment Process Risk.  Because the Equity Strategy Sub-Adviser utilizes Liquidity Return Strategy, there is a risk that the Equity Strategy Sub-Adviser, and thus the Equity Strategy, will not achieve its targeted results over the Target Index. The Equity Strategy Sub-Adviser’s methods for identifying and weighting equity securities investments may not result in a combination of securities that will produce the expected results and therefore the Equity Strategy may not outperform, and may underperform, the Target Index.  While the Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser intend to coordinate their activities to seek to achieve a high level of net option premiums, while maintaining the potential for capital appreciation in each security on which options are written, there can be no assurance that such coordination will be successful.  The Option Strategy may limit potential capital appreciation in securities on which options are written and may result in the Fund underperforming an equity-only portfolio, particularly in strongly rising equity markets.

Option Strategy Risks.  There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might  otherwise sell.

The value of options may also be adversely affected if the market for such options becomes less liquid or smaller.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of  options) at some future date. If trading were discontinued, the secondary  market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

If the Fund purchases put options for hedging or risk management purposes, the Fund will be subject to the following additional risks.  A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the security or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.  If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions will not mirror the Fund's actual portfolio holdings.  The effectiveness of index put options as hedges against declines in the Fund's securities portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings.

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock.  Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.  The Fund will not write "naked" or uncovered call options.

Liquidity Risk.  From time to time, certain securities held by the Fund may have limited marketability.  This means that the Fund may experience difficulty selling these investments at favorable prices.  In addition, the valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Tax Risk. [The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. If positions held by the Fund were treated as “straddles” for U.S. federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules.]

Foreign Securities Risk.  The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund expects that its investments in foreign securities will primarily consist of sponsored American depositary receits (“ADRs”).   ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Debt Securities Risks.  The Fund may invest up to 20% of its total assets in debt securities.  Debt securities are subject to certain risks, including:

Issuer Risk.  The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk.  Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of such securities generally will fall.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below market yield, increase the security’s duration and reduce the value of the security.  Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Prepayment Risk.  During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the holder to incur capital loss and/or to reinvest in lower yielding obligations.  This is known as call or prepayment risk.  Certain debt securities have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met (“call protection”).  An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  Corporate bonds typically have limited call protection.  Loans typically have little or no call protection.  For premium bonds and premium loans (bonds and loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

Reinvestment Risk.  Income received by a holder of debt securities will decline if and when the holder invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

Holding long duration and long maturity debt securities would expose the Fund to certain magnified risks, including interest rate risk, credit risk and liquidity risks as discussed herein.

Inflation and Deflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.  In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk.  The Fund may, but is not required to, participate in certain derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the [Sub-Advisers’] prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  See “Risks—Derivatives Risks.”

Other Investment Companies and Pooled Investment Vehicle Risk.  As a stockholder in an investment company or other pooled investment vehicle, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies or other pooled investment vehicles.  In addition, the securities of other investment companies or other pooled investment vehicles may also be leveraged and will therefore be subject to leverage risks.

Financial Leverage Risk.  Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage up to the limits imposed by the 1940 Act, through the issuance of senior securities such as preferred shares, through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.  The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on preferred shares shares or fluctuations in the costs of borrowings may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes financial leverage. In addition, the fee paid to the Investment Adviser and the Sub-Advisers will be calculated based on the Fund’s average daily Managed Assets (including assets attributable to any financial leverage). There is a risk of greater decline in net asset value if leverage is employed.

Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  See “Taxation.”

Short Sale Risk.  The Fund may sell securities short.  Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short.  Because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  The use of short sales is in effect a form of leveraging the Fund’s portfolio that could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.  The Fund may not always be able to close out a short position at a particular time or at a favorable price.

Repurchase Agreement Risk.  With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds.  This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Discount Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.  Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels, supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.  This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Recent Market Developments.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events adversely affected the willingness of some lenders to extend credit, which may make it more difficult for issuers of equity securities to finance their operations.  Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares.  These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist.  A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio.  Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S.  and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Investment Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S.  economy and securities markets in the Fund’s portfolio.  The Investment Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention Risk. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the issuers of securities held by the Fund.  Changing approaches to regulation may have a negative impact on markets generally or issuers of securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Investment Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions in the Fund’s Governing Documents

The Fund’s Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Administrator

[             ] serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. [          ] also serves as the Fund’s agent under the Fund’s Dividend Reinvestment Plan (the “Plan Agent”), dividend disbursing agent, transfer agent and registrar with respect to the Common Shares of the Fund.

[Destra Advisors, LLC, the Fund’s Investment Adviser,] also serves as the Fund’s administrator.  Pursuant to an administration agreement with the Fund, [Destra Capital Management, LLC] provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the table and the Example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  The table below and the expenses shown shows Fund expenses as a percentage of net assets.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees(2)	None

Annual Expenses	Percentage of Net Assets
Management fees	[ ]%
Interest payments on borrowed funds	None
Other expenses(3)	[ ]%
Total annual expenses	[ ]%

(1)
The Investment Adviser and the Sub-Advisers have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $[ ] per Common Share.  To the extent that aggregate offering expenses are less than $[ ] per Common Share, up to [ ]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to [       ] as reimbursement for the distribution services it provides to the Fund.  [       ] is an affiliate of the Investment Adviser. Assuming the Fund issues approximately $[ ] Common Shares, the costs of the  offering are estimated to be approximately $[ ], of which $[ ] ($[ ] per Common Share will be borne by the Fund.

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately [        ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets would increase.

Example

The following Example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $[ ]) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of [ ]% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]

*
The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example. The Example assumes that all dividends and distributions are reinvested at net asset value.

THE FUND

Destra U.S. Liquidity Alpha and Income Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on June 21, 2010, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Fund has no operating history. Its principal office is located at 2 S. 406 Seneca Drive Wheaton, Illinois 60189, and its telephone number is (630) 853-3300.

Destra Advisors LLC (the “Investment Adviser”) serves as the Fund’s investment adviser.  Zebra Capital Management, LLC (the “Equity Strategy Sub-Adviser” or “Zebra Capital”) serves as the Fund’s investment sub-adviser responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities. Aviva Investors North America, Inc. (the “Option Strategy Sub-Adviser” or “Aviva Investors”) serves as the Fund’s investment sub-adviser responsible for the Fund’s Option Strategy (as defined in this Prospectus). The Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser are referred to collectively in this Prospectus as the “Sub-Advisers.”

Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $           ($             if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Investment Adviser and the Sub-Advisers have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $[ ] per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as soon as practicable after the closing of the offering. The Fund expects to be able to invest the net proceeds from this offering within three months after the completion of this offering.  Pending the full investment of the proceeds of the offering, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long-term capital appreciation and secondarily through income and gains.  The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Fund cannot ensure investors that it will achieve its investment objective.

Investment Strategy

The Fund has been developed on the premise that investment returns are composed of both “Beta” (returns due to investment exposure to a market sector or index) and “Alpha” (returns due to portfolio manager skill).  The Fund will seek to achieve its investment objective by (i) investing in an equity portfolio employing a proprietary liquidity algorithm which seeks to outperform over time (i.e., add positive Alpha) the return of the Russell 3000 Index (the “Target Index”) (i.e., the Beta measurement)

with a level of risk equal to or less than the Target Index and (ii) writing (selling) call options on a portion of the equities in the Fund’s portfolio.

Equity Strategy.  The Fund will seek to achieve its investment objective by investing in a diversified portfolio of U.S. equity securities.  The Equity Strategy Sub-Adviser uses its proprietary “Liquidity Return Strategy” to select portfolio securities that seeks to capture a unique source of equity return based on the liquidity premium that is not captured by other traditional investment styles. The Equity Strategy Sub-Adviser seeks to identify the liquidity premium among the public equity markets and to capture this premium using a liquid investment strategy that seeks to exploit relative liquidity and behavioral anomalies among fundamentally strong, publicly-traded equities.  Portfolio selections are made by analyzing a security’s liquidity metrics (turnover, trading volume, etc.) relative to its fundamentals as the principal measures of relative liquidity. The Equity Strategy Sub-Adviser uses these observable, relative liquidity measures to produce position weightings for a portfolio which invests more heavily in securities that have strong fundamentals but are traded less than securities with comparable fundamentals.   The Fund may invest in equity securities of U.S. issuers of all categories of market capitalization.

The Liquidity Return Strategy seeks to generate higher returns over time than the Target Index.   Such higher returns are driven by three primary factors: (1) less liquid securities generally trade at a discount relative to their fundamentals; (2) individual securities move in and out of favor, reverting toward mean liquidity trends over time; and (3) a benefit from general worldwide increases in the liquidity of markets.

The Liquidity Return Strategy is pro-fundamental and anti-glamour in-terms of the securities it favors. The decision to sell a security is typically based on deteriorating fundamentals, increased trading activity relative to company fundamentals, or the belief that better relative liquidity investment opportunities exist in other securities.

Option Strategy.  In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) on a portion of the Fund’s equity securities portfolio to seek to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders.

The Fund expects initially to write primarily exchange-listed call options on individual equities held in the Fund's portfolio (rather than options on equity indices), primarily with shorter maturities (typically two to six months until expiration) and primarily at exercise prices approximately equal to or slightly above the current stock price when written. When an option-writing program is established for a particular equity security, options will typically be written on a portion of the Fund’s total position in such security, which may allow for upside potential. If the price of an equity security increases, the Fund will normally look to buy back the call options written and to sell new call options at higher exercise prices (up to the target price for such security determined by the [Equity Strategy Sub-Adviser]) on a greater number of shares. When the price of an equity security moves to or above its target price, the [Equity Strategy Sub-Adviser] will evaluate the equity position and option-writing program with respect to such security and determine whether to raise its target price and continue to hold the security and write covered call options or, alternatively, whether to deliver the security in settlement of the option position or otherwise exit the position by buying back the options written and selling the security. If the price of an equity security declines, the Fund will normally seek to buy back the call options written and to sell new call options at lower exercise prices on fewer shares. The Fund will seek to execute option rolls (as described above) such that the premium received from writing new options generally exceeds the amounts paid to close the positions being replaced. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph. The Option Strategy Sub-Adviser will vary the Option Strategy over time in response to market conditions.

Investment Rationale

The Fund will be the first closed-end investment company to offer exposure to Zebra Capital’s Liquidity Return Strategy, which exploits the liquidity premium among listed, public equities.  For over thirty years, academic literature has supported the theory that less liquid assets offer higher returns than more liquid assets; however, the liquidity premium is most commonly associated with asset classes with absolute illiquidity, such as private equity, real estate, and venture capital.  Zebra Capital was the first to identify the liquidity premium among the public equity markets, and, more importantly, the first to establish a liquid investment strategy that captures this premium.

Zebra Capital also believes that fundamentals drive security prices in the long-run, though price dislocations can occur due to human behavior, fear and emotions.  It is Zebra Capital’s belief that a disciplined investment approach, rooted in fundamentals and backed by extensive research, can best realize profits. The Liquidity Return Strategy is designed to capture returns from these price dislocations systematically, across varying investment horizons, while still being guided by fundamental measures.

The Investment Adviser believes that a strategy combining the Liquidity Return Strategy with a systematic program of covered call option writing can provide potentially attractive long-term returns. The Investment Adviser further believes that a strategy of owning equity securities in conjunction with writing covered call options on a portion of the Fund’s portfolio securities should generally provide returns that are superior to simply owning the same equity securities under three different equity market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Investment Adviser's opinion, only in more strongly rising equity markets would the equities-plus-covered calls strategy generally be expected to under-perform the equity securities held by the Fund.

The Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser believe that by coordinating their activities, they will be able to achieve the Fund's investment objective. In particular, the Equity Strategy Sub-Adviser's active management style seeks to complement the Option Strategy Sub-Adviser's systematic option methodology.  The Fund's Option Strategy will seek to achieve a high level of net option premiums, while maintaining the potential for capital appreciation in each security on which options are written up to a defined target price for that security as determined by the Equity Strategy Sub-Adviser.

The Fund’s Investments

The Fund’s investment portfolio may include investments in the following types of securities and investments:

Equity Securities.  Equity securities in which the Fund may invest include:

Common Stocks.  Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stocks.  Preferred stocks generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred stocks currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Foreign Securities.  While intends to investment primarily in equity securities of U.S. issuers, the Fund may also invest up to [15]% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will primarily consist of sponsored American depositary receits (“ADRs”).   ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.  Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Debt Securities.  The Fund may invest up to [20%] of its total assets in investment grade debt securities of varying maturities issued by corporations and other business entities, municipal issuers and the U.S. government, its agencies or instrumentalities. The Fund may invest in debt securities without regard for their maturity. The Fund considers bonds to be investment grade where such bonds are rated BBB or better by Standard & Poor's Rating Group (“S&P”), Baa or better by Moody's Investor Service (“Moody’s”) or comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, are determined by the [Equity Strategy Sub-Adviser]to be of comparable credit quality.  NRSROs are private services that provide ratings of the credit quality of debt obligations.  Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

Restricted and Illiquid Securities.  The Fund may invest up to [20%] of its total assets in securities that are contractually restricted as to resale or for which there is no readily available trading market or that are otherwise illiquid.  Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder.  It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly.  Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell.  Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Option Strategy.  In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) on a portion of the Fund’s equity securities portfolio to seek to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders.  The Option Strategy Sub-Adviser will vary the Option Strategy over time in response to market conditions.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

As part of its strategy, the Fund may not sell “naked” call options, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the [Option Strategy Sub-Adviser] (in accordance with procedures established by the Board of Trustees of the Fund (the “Board of Trustees”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Option Strategy Sub-Adviser as described above.

The Fund may sell call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Strategic Transactions

In addition to the Option Strategy, the Fund may invest up to 20% of its total assets in other derivative instruments and transactions, for investment purposes, such as seeking to earn income or gain exposure to securities, securities markets and/or markets indices, to facilitate portfolio management or for hedging or risk management purposes. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options on futures, and/or enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”).  Among other derivative strategies, the Fund may purchase put options on the S&P 500 Index, the S&P MidCap 400 Index, any other broad-based securities index deemed suitable for this purpose, and/or on individual equities held in its portfolio or use other derivative instruments in order to help protect against a decline in the value of its portfolio securities.  In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies -- Derivative Instruments” in the Fund’s SAI.

Temporary Defensive Investments

The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund’s assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial and/or option premiums are, in the opinion of the [Equity Strategy Sub-Adviser], very small and unattractive. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions” in the Fund’s SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of the Fund.” The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Certain Other Investment Practices

Short Sales.  The Fund may engage in short sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.  The Fund may also make short sales “against the box,” in which the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements.  The Fund may enter into repurchase agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The [Equity Strategy Sub-Adviser], acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Advisers or their affiliates.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash.  At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.  The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.  When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets.  As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.”  If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 % of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies--Loans of Portfolio Securities” in the Fund’s SAI.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Other Investment Funds.  The Fund may invest up to [10%] of its total assets in  securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

The Fund is intended for investors seeking long-term capital appreciation and a high level of current income and current gains.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio.  The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Investment Adviser has applied to the SEC for registration as a registered investment adviser under the Investment Advisers Act of 1940, as amended.  The Investment Adviser has not previously served as an investment adviser to a registered investment company.

Equity Securities Risks

A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.

Common Stock Risk.  In addition to the equity securities risks described above, common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock Risks.  Preferred stocks may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not yet received such income. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s total assets may include investments in non-cumulative preferred stocks, under which the issuer does not have an obligation to make up any arrears to its stockholders. Should an issuer of non-cumulative preferred stock held by the Fund determine not to pay dividends on such a security, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable or paid. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments. Because preferred stocks are generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of such instruments than senior debt securities with similarly stated yield characteristics. Preferred stocks may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Generally, preferred stockholders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the security holders generally may elect a number of directors to the issuer’s board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred stocks may redeem the securities prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risks.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.  The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Equity Strategy Sub-Adviser’s outlook for the market value for such security and the security into which it converts.

Middle- and Small-Capitalization Risk

The Fund may invest in equity securities of U.S. issuers of all categories of market capitalizations, including issuers with middle- and small-capitalizations.  Investments in mid-cap and small-cap companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-cap and small-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Mid-cap and small-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.  In addition, securities of middle- and small-capitalization companies may not be widely followed by the investment community, which may result in reduced demand for these securities.

Investment Process Risk

Because the Equity Strategy Sub-Adviser utilizes Liquidity Return Strategy, there is a risk that the Equity Strategy Sub-Adviser, and thus the Equity Strategy, will not achieve its targeted results over the Target Index. The Equity Strategy Sub-Adviser’s methods for identifying and weighting equity securities investments may not result in a combination of securities that will produce the expected results and therefore the Equity Strategy may not outperform, and may underperform, the Target Index.  While the Equity Strategy Sub-Adviser and the Option Strategy Sub-Adviser intend to coordinate their activities to seek to achieve a high level of net option premiums, while maintaining the potential for capital appreciation in each security on which options are written, there can be no assurance that such coordination will be successful.  The Option Strategy may limit potential capital appreciation in securities on which options are written and may result in the Fund underperforming an equity-only portfolio, particularly in strongly rising equity markets.

Option Strategy Risks

There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might  otherwise sell.

The value of options may also be adversely affected if the market for such options becomes less liquid or smaller.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of  options) at some future date. If trading were discontinued, the secondary  market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

If the Fund purchases put options for hedging or risk management purposes, the Fund will be subject to the following additional risks.  A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the security or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.  If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions will not mirror the Fund's actual portfolio holdings.  The effectiveness of index put options as hedges against declines in the Fund's stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings.

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock.  Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.  The Fund will not write "naked" or uncovered call options.

Liquidity Risk

From time to time, certain securities held by the Fund may have limited marketability.  This means that the Fund may experience difficulty selling these investments at favorable prices.  In addition, the valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Tax Risk

[The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. If positions held by the Fund were treated as “straddles” for U.S. federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules.]

Foreign Securities Risk

The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Debt Securities Risks

The Fund may invest up to [20%] of its total assets in debt securities.  Debt securities are subject to certain risks, including:

Issuer Risk.  The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk.  Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of such securities generally will fall.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below market yield, increase the security’s duration and reduce the value of the security.  Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Prepayment Risk.  During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the holder to incur capital loss and/or to reinvest in lower yielding obligations.  This is known as call or prepayment risk.  Certain debt securities have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met (“call protection”).  An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  Corporate bonds typically have limited call protection.  Loans typically have little or no call protection.  For premium bonds and premium loans (bonds and loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

Reinvestment Risk.  Income received by a holder of debt securities will decline if and when the holder invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

Holding long duration and long maturity debt securities would expose the Fund to certain magnified risks, including interest rate risk, credit risk and liquidity risks as discussed herein.

Inflation and Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.  In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk

The Fund may, but is not required to, participate in certain derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the [Sub-Advisers’] prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  See “Risks—Derivatives Risks.”

Other Investment Companies and Pooled Investment Vehicle Risk

As a stockholder in an investment company or other pooled investment vehicle, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies or other pooled investment vehicles.  In addition, the securities of other investment companies or other pooled investment vehicles may also be leveraged and will therefore be subject to leverage risks.

Financial Leverage Risk

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage up to the limits imposed by the 1940 Act, through the issuance of senior securities such as preferred shares, through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.  The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on preferred shares or fluctuations in the costs of borrowings may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes financial leverage. In addition, the fee paid to the Investment Adviser and the Sub-Advisers will be calculated based on the Fund’s average daily Managed Assets (including assets attributable to any financial leverage). There is a risk of greater decline in net asset value if leverage is employed.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  See “Taxation.”

Short Sale Risk

The Fund may sell securities short.  Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short.  Because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  The use of short sales is in effect a form of leveraging the Fund’s portfolio that could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.  The Fund may not always be able to close out a short position at a particular time or at a favorable price.

Repurchase Agreement Risk

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds.  This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Discount Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.  Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels, supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.  This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Recent Market Developments

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events adversely affected the willingness of some lenders to extend credit, which may make it more difficult for issuers of equity securities to finance their operations.  Such market conditions may increase the volatility of the value of securities owned by the Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares.  These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist.  A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio.  Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S.  and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Investment Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S.  economy and securities markets in the Fund’s portfolio.  The Investment Adviser and the Sub-Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention Risk

The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the issuers of securities held by the Fund.  Changing approaches to regulation may have a negative impact on markets generally or issuers of securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Investment Adviser and Sub-Advisers do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions

The Fund’s Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and Sub-Advisers. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Sub-Advisers

Investment Adviser. Destra Advisors LLC, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the Fund’s investment adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). The Investment Adviser and its affiliates specialize in the creation, development and distribution of investment solutions for advisers and their valued clients.  The Investment Adviser is a Delaware limited liability company with principal offices located at 2 S. 406 Seneca Drive, Wheaton, IL 60189. The Investment Adviser has applied to the SEC for registration as a registered investment adviser under the Investment Advisers Act of 1940, as amended.  The Investment Adviser has not acted previously as an investment adviser to an investment company.

Equity Strategy Sub-Adviser. Zebra Capital Management, LLC serves as the Equity Strategy Sub-Adviser responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities pursuant to an investment sub-advisory agreement between the Investment Adviser and Zebra Capital (the “Equity Strategy Sub-Advisory Agreement”). Zebra Capital was founded in 2001 by Roger Ibbotson and Zhiwu Chen. Zebra Capital is a leading-edge asset manager specializing in managing both fundamentally-based and quantitatively-driven equity strategies through a range of fund vehicles. Zebra Capital's investment approach is rooted in a comprehensive research platform upon which all of its investment strategies are developed and continuously refined. Zebra Capital’s more than eight years of fund management experience demonstrates its ability to generate attractive returns with low correlation to market indices.  The Equity Strategy Sub-Adviser is a Connecticut limited liability company.  The principal business address of Zebra Capital is 612 Wheelers Farms Road, Milford, Connecticut 06461. The Equity Strategy Sub-Adviser is a registered investment adviser.

Option Strategy Sub-Adviser.  Aviva Investors North America, Inc. serves as the Option Strategy Sub-Adviser responsible for the Fund’s Option Strategy pursuant to an investment sub-advisory agreement between the Investment Adviser and Aviva Investors (the “Option Strategy Sub-Advisory Agreement”). Headquartered in Des Moines, Iowa, with offices in New York and Chicago, Aviva Investors is a premier investment advisor specializing in institutional, income-driven asset management for life insurance and annuity companies, pension plans, foundations, endowments and other institutional clients.  Aviva Investors is wholly-owned by Aviva plc, the world's fifth-largest insurance group and the largest insurance services provider in the United Kingdom. While the Aviva name was adopted in July 2002, its corporate lineage goes back more than 300 years. The Aviva group includes leading financial companies across the globe, currently operating in 27 countries and serving 45 million customers worldwide. Through a team of 57,000 employees, Aviva plc continues to expand solutions for clients across a wide range of financial services including long-term savings, asset management and general insurance.  Aviva plc and its affiliates have developed their expertise in managing client assets, which total approximately [$335 billion] across a range of equity, fixed income, alternative, real estate and money market funds.  The Option Strategy Sub-Adviser is an Iowa corporation.  The principal business address of Aviva Investors is  699 Walnut Street, Suite 1700, Des Moines, Iowa 50309. The Option Strategy Sub-Adviser is a registered investment adviser.

Management Agreements

Investment Advisory Agreement.  Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Investment Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets (from which the Investment Adviser pays the Sub-Advisers’ fees as described under “—The Sub-Advisory Agreements” below). “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies, and/or any other means.

In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Advisers), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Equity Strategy Sub-Advisory Agreement.  Pursuant to the Equity Strategy Sub-Advisory Agreement, the Equity Strategy Sub-Adviser, under the supervision of the Investment Adviser and the Board of Trustees, is responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities.  As compensation for the Equity Strategy Sub-Adviser’s services, the Investment Adviser pays the Equity Strategy Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets.

Option Strategy Sub-Advisory Agreement.  Pursuant to the Option Strategy Sub-Advisory Agreement, the Option Strategy Sub-Adviser, under the supervision of the Investment Adviser and the Board of Trustees, is responsible for the Fund’s Option Strategy.  As compensation for the Option Strategy Sub-Adviser’s services, the Investment Adviser pays the Option Strategy Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets.

Board Approval

Each of the Investment Advisory Agreement, the Equity Strategy Sub-Advisory Agreement and the Option Strategy Sub-Advisory Agreement was approved by the Board of Trustees on [      ], 2010.  A discussion regarding the basis for the approval of such agreement by the Board of Trustees will be available in the Fund’s initial annual report to shareholders, for the period ending [    ], 2010.

Portfolio Management

Set forth below is information regarding the team of professionals primarily responsible for overseeing the day-to-day operations of the Fund.

Equity Strategy Sub-Adviser.  Roger Ibbotson, Chairman and Chief Executive Officer of the Equity Strategy Sub-Adviser, Zhiwu Chen, Chief Research Officer of the Equity Strategy Sub-Adviser, and Peter Schaffer, Chief Operating Officer of the Equity Strategy Sub-Adviser share responsibility for the day-to-day management of the Fund’s Equity Strategy.

Roger Ibbotson.  Dr. Ibbotson is the Chairman, Chief Investment Officer and is a member of the Zebra portfolio management team, having served in these roles since the firm was founded in 2001.  Dr. Ibbotson has also been a Professor at Yale School of Management since 1984, and is the Founder, Advisor and former Chairman of Ibbotson Associates, now a Morningstar Company with $60 billion under advisement.  Dr. Ibbotson serves on numerous boards including Dimensional Fund Advisors’ funds.  He received his Bachelor’s degree in mathematics from Purdue University, his M.B.A. from Indiana University, and his Ph.D. from the University of Chicago where he taught from 1974 to 1984, and served as the Executive Director of the Center for Research in Security Prices.

Zhiwu Chen.  Dr. Chen is the Chief Research Officer for Zebra and is a member of the Zebra portfolio management team, having served in this role since the firm was founded in 2001.  Dr. Chen is responsible for Zebra’s model development and ongoing research. Dr. Chen is a Professor of Finance at Yale University and is an economist in China, advising Chinese government agencies on economic and financial policies. From 1997 to mid 2004, Dr. Chen was co-chairman of ValuEngine Inc., a Stamford, Connecticut firm Dr. Chen co-founded which specializes in developing and marketing quantitative equity evaluation products. Prior to joining Yale, Professor Chen was an Associate Professor of Finance at Ohio State University from 1995 to 1999 and Assistant Professor at the University of Wisconsin, Madison from 1990 to 1995.  Dr. Chen received his Ph.D. in finance in 1990 and his M.Ph. and MA in 1988, each from Yale University. He earned his MS degree in systems engineering from the Changsha Institute of Technology in 1986, and his BS in computer science from the Central- South University of Technology in 1983, both in China.

Peter Schaffer.  Mr. Schaffer is the Chief Operating Officer for Zebra.  He joined Zebra in 2008 and is responsible for overseeing the daily operations of the firm, including investments, trading, research, risk management, information technology, accounting, compliance and human resources. Prior to joining Zebra, from 2005 to 2007 he worked at Avenue Capital, a multi-billion dollar, global multi-strategy hedge fund, as Chief Risk Officer and Head of firm-wide Information Systems. Prior to that, he was a Managing Director at U.S. Trust (1996 to 2005), where he was Director of Investment Risk and Analytics. Prior to these roles, Mr. Schaffer was C.O.O. of U.S. Trust’s international equity group, client portfolio manager and co-manager of institutional accounts and mutual funds. Mr. Schaffer received an M.B.A. in Finance from the

University of Connecticut and received his B.S. in Management Information Systems from the University of Dayton.

Option Strategy Sub-Adviser.  [name], [title] of the Option Strategy Sub-Adviser, and [name], [title] of the Option Strategy Sub-Adviser share responsibility for the day-to-day management of the Fund’s Option Strategy.

[portfolio manager biographies to come by amendment]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from borrowings) and the liquidation preference of any outstanding preferred shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund values securities for which market quotations are not readily available, including restricted securities, by valuation guidelines that the Trustees of the Fund believe accurately reflects fair value.

DISTRIBUTIONS

Commencing with the Fund's first distribution, the Fund intends to make regular monthly distributions to Common Shareholders based upon the Fund's projected annual cash available from option premiums and dividends. For distribution purposes, "cash available from option premiums and dividends" will consist of the total proceeds of options sales plus dividends and interest received, less amounts paid to purchase options and Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45-60 days and paid approximately 60-90 days after the completion of this offering, depending on market conditions.

The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund’s covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of a capital asset held longer than one year). To the extent the Fund receives dividends with respect to its investments in Common Equity Securities that consist of qualified dividend income (income from domestic and certain foreign corporations), a portion of the Fund’s distributions to its Common Shareholders may consist of qualified dividend income. For individuals, the maximum U.S. federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including income from premiums from the Fund’s covered call option strategy, is currently 35%. These tax rates are scheduled to apply through 2010. Thereafter, high tax rates will apply unless further legislative action is taken by Congress. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

The Fund's annual cash available from options premiums and dividends will likely differ from annual net investment income.  The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund.  Expenses of the Fund will be accrued each day.  Over time, all of the Fund's investment company taxable income will be distributed.  In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).  To the extent that that Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required.  If the Fund's total monthly distributions in any year exceed the amount of its net investment income and net capital gain for the year, any such excess would be characterized as a return of capital.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from options premiums and dividends.  As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available from options premiums and dividends for that month.  In such circumstances, the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.

Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

DIVIDEND REINVESTMENT PLAN

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

Under the Plan, a participating shareholder will have all distributions reinvested automatically by [            ], which is agent under the Plan, unless the shareholder elects to receive cash. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by [            ] as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of

Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to [            ], [            ], phone number: [            ].

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of June 21, 2010.  This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

Pursuant to the Fund’s Agreement and Declaration of Trust, dated as of June 21, 2010 (the “Declaration of Trust”), the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “[ ].”

The Fund’s net asset value per Common Share generally increases and decreases based on the market value of the Fund’s securities. Net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.”

The Fund will not issue certificates for Common Shares.

Borrowings

The Board of Trustees may authorize the borrowing of money by the Fund without the approval of the holders of the Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowings, the

Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any borrowing by the Fund, other than for temporary purposes, would constitute financial leverage and would entail special risks to the Common Shareholders.  The Fund has no present intention to utilize borrowings.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. If the Fund issues and has preferred shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. Issuance of preferred shares would constitute financial leverage and would entail special risks to the Common Shareholders. The Fund has no present intention to issue preferred shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into [three] classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a [three]-year term. This provision could delay for up to [two years] the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any dividend reinvestment plan);
•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See “Additional Information.”

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES

The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

TAX MATTERS

[The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investments). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and  (b) interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).
(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

Distributions. Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

In the case of corporate shareholders, ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied.  Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Fund as qualified dividend income. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Sale of Common Shares. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.]

UNDERWRITING

[            ],[           ] and [             ] are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares
[ ]
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $      per share. The sales load the Fund will pay of $[ ] per share is equal to 4.50% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $     per share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before         , 2010. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The representatives have advised the Fund that the underwriters do not intend to confirm sales to discretionary accounts.

The Investment Adviser and the Sub-Advisers (and not the Fund) have agreed to pay from their own assets to [   ] a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $            . The structuring fee paid to [           ] will not exceed         % of the total public offering price of the Common Shares sold in this offering.

The Investment Adviser and the Sub-Advisers (and not the Fund) have agreed to pay from their own assets additional compensation to [             ]. [           ] will receive a fee in an amount equal to [  ]% of the total price to the public of the Common Shares sold by [            ], which fee will not exceed      % of the total public offering price of the Common Shares sold in this offering.

The Investment Adviser may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

[           ] (“[    ]”), an affiliate of the Investment Adviser, will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund’s marketing material and assistance in presentations to other underwriters and selected dealers. [            ] may pay compensation to its employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $0.04 per Common Share, the Fund will pay up to [  ]% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to [                ] as payment for its distribution assistance. Accordingly, the amount payable by the Fund to [          ] for its distribution assistance will not exceed      % of the total price to the public of the Common Shares sold in this offering.

[            ] is a registered broker-dealer and a member of the Financial Industry Regulatory Authority and is a party to the underwriting agreement.

The total amount of the underwriter compensation payments described above will not exceed         % of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than       % of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to               additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund, the Investment Adviser and the Sub-Advisers have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of [       ], on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Reinvestment Plan. [       ], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares are expected to be listed on the New York Stock Exchange under the symbol “[ ],” subject to official notice of issuance. The underwriters have undertaken to sell Common Shares to a minimum of 400 beneficial owners in lots of 100 or more Common Shares to meet the NYSE distribution requirements for trading.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

Paid by Fund
	No Exercise	Full Exercise
Per share	$[ ]	$[ ]
Total	$	$

The Fund, the Investment Adviser and the Sub-Advisers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE.  No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [         ], on behalf of itself and the other underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Prior to the public offering of the Common Shares, [         ], as affiliate of the Investment Adviser and Adviser, purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, [     ] owned 100% of the Fund’s outstanding Common Shares. [         ] may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Adviser or the Investment Sub-Advisers and their affiliates in the ordinary course of business.

The principal business address of [      ] is [        ].  The principal business address of [             ] is [        ].

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

[  ] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. [    ] serves as the Fund’s Plan Agent, dividend disbursing agent, transfer agent and registrar for the Common Shares of the Fund. [  ] is located at [  ].

[Destra Capital Management, LLC], the Fund’s Investment Adviser, serves as administrator to the Fund. Pursuant to an administration agreement, [Destra Capital Management, LLC] is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays [Destra Capital Management, LLC] a fee, accrued daily and paid monthly, at the annualized rate of [   ]% of the average daily Managed Assets of the Fund.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, and for the underwriters by [     ] in connection with the offering of the Common Shares. [     ] may rely on matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ], [    ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Investment Adviser, the Sub-Advisers and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
The Fund
Investment Objective and Policies
Investment Restrictions
Management of the Fund
Portfolio Transactions
Portfolio Turnover
Tax Matters
General Information
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2
Appendix A: Proxy Voting Policies and Procedures	A-1

            Shares

Destra U.S. Liquidity Alpha and Income Fund

Common Shares
$[  ] per Share

_____________

PROSPECTUS

             , 2010

_____________

SUBJECT TO COMPLETION, DATED JUNE 28, 2010

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional infomration is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Destra U.S. Liquidity Alpha and Income Fund

Statement of Additional Information

Destra U.S. Liquidity Alpha and Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide an attractive level of total return. There can be no assurance that the Fund’s investment objective will be achieved.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                 , 2010. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at [          ].

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

Page
The Fund
Investment Objective and Policies
Investment Restrictions
Management of the Fund
Portfolio Transactions
Portfolio Turnover
Tax Matters
General Information
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2
Appendix A: Proxy Voting Policies and Procedures	A-1

This Statement of Additional Information is dated                , 2010.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company  organized under the laws of the State of Delaware. The Fund’s common shares of beneficial interest, par value $0.01 (the “Common Shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “[  ].”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies and Portfolio Contents

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.  The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund’s principal investment strategies are discussed in the prospectus.  The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

U.S. Government Securities.  The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.

Corporate Bonds.  Corporate bonds are debt obligations issued by corporations.  Corporate bonds may be either secured or unsecured.  Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes.  If a bond is unsecured, it is known as a debenture.  Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons.  Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.  Corporate bonds contain elements of both interest-rate risk and credit risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace.  Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Rights Offerings and Warrants to Purchase.  The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (“embedded index”), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) of other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Equity-Linked Notes.  Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities.  An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index.  Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities.  The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index.  The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

Real Estate Investment Trusts (REITs). REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.  Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities.  The Fund may also make short sales “against the box,” in which the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Derivative Instruments

Swaps.  Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments.  The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian.  If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive.  Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

•
Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•
Total return swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps.  Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•
Credit default swaps.  When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

Options.  In addition to the Fund’s Option Strategy, the Fund may from time to time engage in other options strategies and transactions, and in connection therewith may purchase or sell, i.e., write,

options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.  A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Option Strategy Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Option Strategy Sub-Adviser as described above.  A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Option Strategy Sub-Adviser as described above equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Option Strategy Sub-Adviser as described above.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Option Strategy Sub-Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Exchange Traded and Over-The-Counter Options.  The Fund may purchase or write (sell) exchange traded and over-the-counter options.  Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date.  Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date.  In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments.  Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option.  There can be no assurance that the Fund’s use of options will be successful.

Options on Securities Indices.  The Fund may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures.  The Fund may, without limit, enter into futures contracts or options on futures contracts.  It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.  In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon.  The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities.  If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them.  Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position.  To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Swaptions. The Fund may enter into swaptions in order to enhance the Fund’s total return or for hedging purposes. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Additional Risks Relating to Derivative Instruments

General.  Neither the Investment Adviser nor the Investment Sub-Advisers are registered as a commodity pool operator.  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.  Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Swaps Risks.  Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  Swaps generally do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive.  When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund).  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security.  If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation in the future.  The Equity Strategy Sub-Adviser cannot predict the effects of any new governmental regulation that may be imposed on the ability of the Fund to use swaps and there can be no assurance that such regulation will not adversely affect the Fund’s portfolio.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.  If the Equity Strategy Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Equity Strategy Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock.  The Fund will not write “naked” or uncovered call options.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Equity Strategy Sub-Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise.  While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Special Risk Considerations Relating to Futures and Options Thereon.  The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Options Strategy Sub-Adviser to predict correctly movements in the direction of interest rates.  If the Option Strategy Sub-Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices which reflect the rising market.  The Fund may have to sell securities at a time when it is disadvantageous to do so.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Legislation and Regulation Risk.  Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded.  Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements.   Such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.  The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Fund.  Any gain or loss in the market price during the loan period would inure to the Fund.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss.  When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities.  The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1.    Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

2.    Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

3.    Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4.    Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

5.    Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

6.    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

7.    Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

MANAGEMENT OF THE FUND

Board of Trustees

Overall responsibility for management and supervision of the Fund rests with the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser and the Sub-Advisers.

The Trustees are divided into [three] classes.  Trustees serve until their successors have been duly elected. The Trustees’ occupations during the past five years and other directorships held by the Trustee are listed below.

INDEPENDENT TRUSTEES:

Name (and Age) and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEE:
Name (and Age) and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas Dalmaso Year of birth: 1965	Sole Trustee; Chief Executive Officer; Chief Financial Officer; Chief Legal Officer	Trustee since 2010	Co-Chairman, General Counsel and Chief Operating Officer of the Investment Adviser. Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. from 2001 to 2008.	[•]	None

*	Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a [three] year term concurrent with the class of Trustees for which he serves.

--	Messrs. [ ] and [ ], as Class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending [ ], 2012.
--	Messrs. [ ] and [ ], as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending [ ], 2013.
--	Messrs. [ ] and [ ], as Class III Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending [ ], 2014.

(2)	As of the date of this SAI, the Fund is the only fund in the “Fund Complex.”

Trustee Qualifications

[The Board has determined that each Trustee should to serve as such based on several factors (none of which alone is decisive).  Among the factors the Board considered when concluding that an individual should serve on the Board were the following:  (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) relevant experience, (iii) educational background, (iv) financial expertise, and (v) ability, judgment and expertise.]

[In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a trustee of the Fund.]  Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board.

References to the qualifications, experiences and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

[To come by amendment.]

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees.   The officers of the Fund were appointed by the Board of Trustees on          , 2010 and will serve until their respective successors are chosen and qualified.

OFFICERS:
Name and Age	Position	Principal Occupation During the Past Five Years

Board Leadership Structure

[The Fund’s Board of Trustees consists of [ ] Trustees, [ ] of whom are Independent Trustees.  Mr. [ ] serves as Chairman of the Board of Trustees and is selected by vote of the majority of [the Independent Trustees].  The Chairman of the Board of Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.]

[The Board will meet regularly four times each year to discuss and consider matters concerning the Fund, and will also holds special meetings to address matters arising between regular meetings.  Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.  The Independent Trustees are advised by independent legal counsel and intend to regularly meet outside the presence of Fund management.]

[The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board.  The committees will meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.  The committees of the Board are the Audit Committee and the Nominating and Governance Committee.   The functions and role of each Committee are described below under “—Board Committees.”  The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.]

[The Board has determined that this leadership structure, including a Chairman of the Board of Trustees [who is an Independent Trustee], a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.  In reaching this conclusion, the Board considered, among other things, the role of the Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.  The Board also believes that its structure, including the presence of [one] Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.]

Board Committees

Nominating and Governance Committee.  Messrs. [ ], [ ] and [ ], who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee. Mr. [ ] serves as chairman of the Nominating and Governance Committee.

Audit Committee.  Messrs. [ ], [ ] and [ ], who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm. Mr. [ ] serves as chairman of the Audit Committee.

Board’s Role in Risk Oversight

[The Fund has retained the [Adviser and the Sub-Advisers] to provide investment advisory services and certain administrative services.  The [Adviser and the Sub-Advisers] are immediately responsible for the management of risks that may arise from Fund investments and operations.  Certain employees of the [Adviser and the Sub-Advisers] serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer and Chief Financial Officer.  The Board oversees the performance of these functions by the [Adviser and the Sub-Advisers], both directly and through the Committee structure it has established.  The Board will receive from the [Adviser and the Sub-Advisers] reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting.  In addition, the Board will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.]

[In addition, the Board has appointed a Chief Compliance Officer (“CCO”).  The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”).  The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies.  The Board will discuss relevant risks affecting the Fund with the CCO at these meetings.  The Board has approved the Compliance Policies and will review the CCO’s reports.  Further, the Board will annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.]

Remuneration of Trustees and Officers

[The Fund pays each Trustee who is not affiliated with the Investment Adviser or a Sub-Adviser or its affiliates a fee of $[ ] per year plus $[ ] per Board meeting participated in and $[ ] per committee meeting participated in, together with each Trustee’s actual out-of-pocket expenses relating to attendance at such meetings.  The Fund pays an additional $[ ] per year to the chairperson of the Board of Trustees, if any, and $[ ] to each Trustee serving as chairperson of any committee of the Board of Trustees.] The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Investment Adviser or a Sub-Adviser or their respective affiliates and may receive compensation in such capacities.

Because the Fund is newly organized, it has not paid any compensation to its Trustees or Officers during any prior fiscal years. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended November 30, 2010, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex(3) Paid to Trustee
Independent Trustees:

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(3)	As of the date of this SAI, the Fund is the only fund in the “Fund Complex.”

Trustee Share Ownership

As of [ ], the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund [and all of the registered investment companies in the family of investment companies overseen by the Trustee] in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)
Independent Trustees:

Interested Trustee:
Nicholas Dalmaso	None	None

(1)	The Trustees could not own shares in the Fund as of December 31, 2009 because the Fund had not yet begun investment operations as of that date.
(2)	As of the date of this SAI, the Fund is the only fund in the “Family of Investment Companies.”

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

The personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Roger Ibbotson, Chairman and Chief Executive Officer of the Equity Strategy Sub-Adviser, Zhiwu Chen, Chief Research Officer of the Equity Strategy Sub-Adviser, and Peter Schaffer, Chief Operating Officer of the Equity Strategy Sub-Adviser, [name], [title] of the Options Strategy Sub-Adviser and [name], [title] of the Options Strategy Sub-Adviser.

Other Accounts Managed by the Portfolio Managers.  As of [ ], 2010, Roger Ibbotson managed or was a member of the management team for the following client accounts of the Equity Strategy Sub-Adviser:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [ ], 2010, Zhiwu Chen managed or was a member of the management team for the following client accounts of the Equity Strategy Sub-Adviser:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [ ], 2010, Peter Schaffer managed or was a member of the management team for the following client accounts of the Equity Strategy Sub-Adviser:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [ ], 2010, [ ] managed or was a member of the management team for the following client accounts of the Options Strategy Sub-Adviser:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [ ], 2010, [ ] managed or was a member of the management team for the following client accounts of the Options Strategy Sub-Adviser:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Potential Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to many of its clients’ accounts, the Sub-Advisers each determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, each Sub-Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•
The Fund is subject to different regulation than other pooled investment vehicles and other accounts that may be managed by a portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Each Sub-Adviser has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will identify or mitigate each situation in which a conflict arises.

Portfolio Manager Compensation.

Equity Strategy Sub-Adviser. [To come by amendment]

Option Strategy Sub-Adviser. [To come by amendment]

Securities Ownership of the Portfolio Managers.  Because the Fund is newly organized, the portfolio managers do not own shares of the Fund.

Management Agreements

Investment Advisory Agreement. Destra Advisors LLC, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the Fund’s investment adviser (the “Investment Adviser”) pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). The Investment Adviser is a Delaware limited liability company with principal offices located at 2 S. 406 Seneca Drive, Wheaton, IL 60189. The Investment Adviser has applied to the SEC for registration as a registered investment adviser under the Investment Advisers Act of 1940, as amended.  The Investment Adviser has not acted previously as an investment adviser to an investment company.

Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Advisers; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies, and/or any other means.

Pursuant to its terms, the Investment Advisory Agreement will remain in effect until [      ], 2012, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Equity Strategy Sub-Advisory Agreement. Zebra Capital Management, LLC (the “Equity Strategy Sub-Adviser” or “Zebra Capital”) serves as the Equity Strategy Sub-Adviser responsible for the day-to-day management of the Fund’s portfolio of U.S. equity securities pursuant to an investment sub-advisory agreement between the Investment Adviser and Zebra Capital (the “Equity Strategy Sub-Advisory Agreement”). The Equity Strategy Sub-Adviser is a Connecticut limited liability company with principal offices at 612 Wheelers Farms Road, Milford, Connecticut 06461. The Equity Strategy Sub-Adviser is a registered investment adviser.

Under the terms of the Equity Strategy Sub-Advisory Agreement, the Equity Strategy Sub-Adviser manages the equity securities portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by the Equity Strategy Sub-Adviser on behalf of the Fund under the Equity Strategy Sub-Advisory Agreement, the Investment Adviser pays the Equity Strategy Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets.

The Equity Strategy Sub-Advisory Agreement continues until [            ], 20012 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Equity Strategy Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Equity Strategy Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Equity Strategy Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Equity Strategy Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Option Strategy Sub-Advisory Agreement.  Aviva Investors North America, Inc. (the “Option Strategy Sub-Adviser” or “Aviva Investors”) serves as the Option Strategy Sub-Adviser responsible for the Fund’s Option Strategy pursuant to an investment sub-advisory agreement between the Investment Adviser and Aviva Investors (the “Option Strategy Sub-Advisory Agreement”). The Option Strategy Sub-Adviser is an Iowa corporation with principal offices at 699 Walnut Street, Suite 1700, Des Moines, Iowa 50309. The Option Strategy Sub-Adviser is a registered investment adviser.

Under the terms of the Option Strategy Sub-Advisory Agreement, the Option Strategy Sub-Adviser manages the Fund’s Option Strategy in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by the Option Strategy Sub-Adviser on behalf of the Fund under the Option Strategy Sub-Advisory Agreement, the Investment Adviser pays the Option Strategy Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets.

The Option Strategy Sub-Advisory Agreement continues until [         ], 20012 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Option Strategy Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Option Strategy Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Option Strategy Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Option Strategy Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Sub-Advisers are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Advisers seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Advisers generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Advisers or their respective affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Advisers under the Equity Strategy Sub-Advisory Agreement or Option Strategy Sub-Advisory Agreement, as the case may be, and the expenses of the Sub-Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Advisers and their respective affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Advisers in connection with the Fund. Conversely, such information provided to the Sub-Advisers and their respective affiliates by brokers and dealers through whom other clients of the Sub-Advisers and their respective affiliates effect securities transactions may be useful to the Sub-Advisers in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Advisers and their respective affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Advisers and their respective affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

TAX MATTERS

[The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income  from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) interests in “qualified publicly traded partnerships” (as defined in the Code) (the “Gross Income Test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership (as defined in Section 851(h) of the Code) includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).

As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Furthermore, such distributions will not be deductible by the Fund in computing its taxable income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits for that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company. Additionally, the Fund may be required to limit its activities in options, futures contracts and other derivative instruments in order to enable it to maintain its regulated investment company status.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Taxation of Common Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

Ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares.  Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.  There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Common Shareholders may be entitled to offset their capital gain dividends with capital loss.  The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).  Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of Common Shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.]

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

The Equity Strategy Sub-Adviser will be responsible for voting proxies on securities held in the Fund’s portfolio.  The Equity Strategy Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this Statement of Additional Information.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling [    ] or by visiting our web site at [      ]. This information is also available on the SEC’s web site at http://www.sec.gov.

Independent Registered Public Accounting Firm

[             ], [              ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

The Fund, the Investment Adviser, the Sub-Advisers and [      ] each have adopted a code of ethics. The respective codes of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Advisers and [     ] and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser, the Sub-Advisers and [           ] are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME BY AMENDMENT]

FS-1

FINANCIAL STATEMENTS

[TO COME BY AMENDMENT]

FS-2

Appendix A

Proxy Voting Policy and Procedures

[TO COME BY AMENDMENT]

A-1

PART C
OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements
	Part A -	None
	Part B -	Report of Independent Registered Public Accounting Firm(+)
Statement of Assets and Liabilities(+)

(2)	Exhibits
	(a)	Amended and Restated Agreement and Declaration of Trust of Registrant(+)
	(b)	Amended and Restated By-Laws of Registrant(+)
	(c)	Not applicable
	(d)	Not applicable
	(e)	Dividend Reinvestment Plan of Registrant(+)
	(f)	Not applicable
	(g) (i)	Form of Investment Management Agreement between Registrant and Destra Capital Management, LLC (the “Investment Adviser”)(+)
	(ii)	Form of Investment Sub-Advisory Agreement among the Investment Adviser and Zebra Capital Management, LLC (the “Equity Strategy Sub-Adviser”) (+)
	(iii)	Form of Investment Sub-Advisory Agreement among the Investment Adviser and Aviva Investors North America, Inc. (the “Option Strategy Sub-Adviser”) (+)
	(h) (i)	Form of Underwriting Agreements(+)
	(i)	Not applicable
	(j) (i)	Form of Custody Agreement(+)
	(ii)	Form of Foreign Custody Manager Agreement(+)
	(k) (i)	Form of Stock Transfer Agency Agreement(+)
	(ii)	Form of Fund Accounting Agreement(+)
	(iii)	Form of Administration Agreement (+)
	(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
	(m)	Not applicable
	(n)	Consent of Independent Registered Public Accounting Firm(+)
	(o)	Not applicable
	(p)	Form of Initial Subscription Agreement(+)
	(q)	Not applicable
	(r) (i)	Code of Ethics of the Registrant, the Investment Adviser and [ ] (+)
	(ii)	Code of Ethics of the Equity Strategy Sub-Adviser (+)
	(iii)	Code of Ethics of the Option Strategy Sub-Adviser (+)
	(s)	Power of Attorney (+)

(+)	To be filed by further amendment.

Item 26.	Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printing	[ ]
Marketing Design	[ ]
Legal Counsel	[ ]
NYSE Fee	[ ]
SEC Fees	[ ]
FINRA Fees	[ ]
Independent Registered Public Accounting Firm	[ ]
Miscellaneous	[ ]
Total	[ ]

Item 28.	Persons Controlled by or Under Common Control with Registrant

None

Item 29.	Number of Holders of Securities

Title of Class	Number of Record Shareholders as of [ ], 2010

Common shares of beneficial interest, par value $0.01 per share	[ ]

Item 30.	Indemnification

[To come by amendment]

Item 31.	Business and Other Connections of the Investment Adviser and the Sub-Advisers
The Investment Adviser, a limited liability company organized under the laws of the state of Delaware, acts as investment adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940, as amended (Commission File No. 801-[          ]).

The Equity Strategy Sub-Adviser, a limited liability company organized under the laws of state of Connecticut, acts as investment sub-adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Equity Strategy Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Equity Strategy Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Equity Strategy Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940, as amended (Commission File No. 801-63475).

The Option Strategy Sub-Adviser, a corporation organized under the laws of the state of Iowa, acts as investment sub-adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Option Strategy Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Option Strategy Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Option Strategy Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940, as amended (Commission File No. 801-56466).

Item 32.	Location of Accounts and Records
The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2 S. 406 Seneca Drive, Wheaton, Illinois 60189, in part at the offices of the Investment Adviser at 2 S. 406 Seneca Drive, Wheaton, Illinois 60189, in part at the offices of the Equity Strategy Sub-Adviser at 612 Wheelers Farms Road, Milford, Connecticut 06461, in part at the offices of the Option Strategy Sub-Adviser at 699 Walnut Street, Suite 1700, Des Moines, Iowa 50309 and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at [         ].

Item 33.	Management Services
Not applicable.

Item 34.	Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.
3.	Not applicable.
4.	Not applicable.
5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, State of Illinois, on the 28th day of June, 2010.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso
Sole Trustee

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 28th day of June, 2010.

Principal Executive and Financial Officer: /s/ Nicholas Dalmaso	Sole Trustee, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer
Nicholas Dalmaso